SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      January 29, 1999
-------------------------------

Colmena Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation

0-27842 (Commission File Number)

54-1778587 (IRS Employer Identification No.)

25100 Detroit Road, Westlake, Ohio 44145 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (440) 871-5000

Not applicable. (Former name or former address, if changed since last report)

Item 1.     Change in Control of Registrant

A.Yankee Companies

     On or about September 15, 1998, International Telemedia Associates, Inc., a Georgia corporation ("ITA") with which the Registrant engaged in business through RCP Communications, Inc., a wholly owned subsidiary ("RCP"), defaulted in its obligation to pay RCP approximately $1,800,000 for services rendered to third parties, payment for which was collected by ITA. Thereafter, RCP and two other corporations, Psychic Discovery Network, Inc., a Delaware corporation and BLJ Communications, Inc., a Florida corporation, all creditors of ITA filed a petition seeking ITA's involuntary bankruptcy. As a result of such default, all of the Registrant's operations were materially affected in a very negative fashion and it is likely that some or all of the Registrant's current business operations will have to be restructured, divested or terminated.

     Realizing that the Registrant would have to drastically revise its operations, the Registrant began negotiations with the Yankee Companies, Inc., a Florida corporation ("Yankees"), for assistance in developing and implementing new strategic plans. Negotiations with Yankees culminated in a consulting agreement (the "Consulting Agreement"), a copy of which is filed as an exhibit hereto. The Consulting Agreement permits Yankees to acquire 51% of the Registrant's common stock at a cost of $40,000, but required Yankees to recruit additional directors and to assist the Registrant to develop and implement a new strategic plan, assist the Registrant to negotiate with its creditors and assist the Registrant to prepare and file required reports with the Securities and Exchange Commission (the Registrant's independent ability to do so having been affected by its current lack of required funds). To date, Yankees has exercised its options as to 2,000,000 shares of the Registrant's common stock.

     In conjunction with its obligations to the Registrant, Yankees recommended that three new directors be elected (see biographies below) and recruited a new general counsel and secretary, all of which were elected by the Registrant's existing directors to the positions described below.

B.Biographies of New Directors and Officers

G. Richard Chamberlin, General Counsel

     G. Richard Chamberlin, age 52, has been elected as the Registrant's general counsel. From 1973 to 1974 he served as Trust Officer with Central Bank & Trust Company, Jonesboro, Georgia. Mr. Chamberlin is a practicing attorney and is a member of the Georgia Bar, (since 1974), and the Florida Bar, (since 1990). He is also a member of the Bars for the Federal District Court for the Northern District of Georgia, (since 1974) and the Federal District Court for the Northern District of Florida (since 1995), the Court of Appeals for the State of Georgia, (since 1974) and the Supreme Court for the State of Georgia (since
1974).  Mr.  Chamberlin  is also a member of the Bar for the  Eleventh  District
Court of Appeals, (since 1982). He is a graduate of Eastern Military Academy, Huntington, New York (College Prep Diploma, 1964); The Citadel, The Military College of South Carolina, (B.A., political science, 1968); and the University of Georgia School of Law, (J.D., 1971). Mr. Chamberlin earned a Certificate from the American Bankers Association, National Trust School, (1974). Mr. Chamberlin is a two term former member of the Georgia House of Representatives, (1979-1983). In the State House, Mr. Chamberlin served on the following committees: House Journal Committee, Natural Resources Committee, Special Judiciary Committee and Labor Committee. He is a former member of the Council for National Policy. He is the founder of the Georgia Roundtable, Inc., and served as President from 1981 to 1986. He is the founder of the Georgia Heritage Foundation, and served as President from 1982 to 1986. He is the former Principal of Soul's Harbor Christian Academy, Belleview, Florida, (1990-1992). Mr. Chamberlin served as National Music Chairman for the Religious Roundtable, Inc. at the premier event known as the 1992 National Affairs Briefing in Dallas, Texas, wherein President George Bush was the keynote speaker. Mr. Chamberlin has received Resolutions of Commendation from the House of Representatives for the Commonwealth of Kentucky, (1985) and from the House of Representatives for the State of Georgia, (1982). He presently serves as President of the Citadel Club of Central Florida, Inc.. Mr. Chamberlin is a former president and director for Atrieties Development Company, Inc., a publicly held corporation involved in the real estate industry, (1986-87), and has held licenses as a real estate agent, (Georgia and Florida). Since November of 1998, he served as the secretary and as a member of the Board of Directors of Equity Growth Systems, Inc., a publicly held Delaware corporation (in which he serves as Chairman) and also as its general counsel.

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
Vanessa H. Lindsey, Secretary

     Vanessa H. Lindsey, age 27, was elected as the Registrant's secretary on January 12, 1999. From 1993 to 1995 she was employed by Accell Plumbing Systems, Inc., an Ohio corporation, as the company's office manager and bookkeeper. From 1995 to 1997 she was employed by Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company, as the company's chief administrative officer. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, as the chief administrative officer. She is also the chief administrative officer for Southern Capital Group, Inc, a Florida corporation. She currently holds the position of secretary of The Marion County Libertarian Party and is the Campaign Treasurer for Cyndi Calvo for State Senate, District 8.

Penny Adams Field, Director, Audit Committee Member

     Penny Adams Field, age 43, is a principal and co-founder of Executive Concepts, a management consulting and investment banking advisory firm. Ms. Adams Field has technical expertise in designing and implementing financial management systems, acquisition and divestiture models, cash flow management, information systems assessment and implementations, and operational and cost system audits. Her background in strategic planning, performance measurement, comprehensive business planning, and cost structure analysis add to the breadth and depth of the Executive Concepts team skills. Ms. Adams Field is an experienced and accredited business valuation specialist and is a member of the Institute of Business Appraisers. She serves on numerous not-for- profit and corporate boards. As a management consultant, Ms. Adams Field has consulted with firms such as Monsanto, Mallinckrodt, McDonnell-Douglas, MEMC Electronic Materials Company, Maytag, Mark Andy, CyberTel, and numerous other small firms in the healthcare, manufacturing, construction, and service industries. Prior to founding Executive Concepts, Ms. Adams Field was an administrator for the John
M. Olin School of Business at Washington University in St. Louis, where she helped to establish the Executive Programs Division. Her responsibilities included program development in the Far East. Previous to her administrative role she served at a full-time accounting faculty instructing in financial accounting and cost management for undergraduate and graduate programs at the Olin School. Prior to graduate study at Washington University, Ms. Adams Field worked in healthcare administration and banking, including positions at Children's Hospital National Medical Center in Washington, D.C. and Harris Bank in Chicago. After earning a B.B.A. in Accounting and Finance, Ms. Adams Field earned her M.B.A. from the Olin School of Business at Washington University in St. Louis. Ms. Adams Field also posted several hours of Ph.D. level course work in accounting and finance prior to making a full-time commitment to consulting. Mrs. Fields has, since November of 1998, served as a member of the Board of Directors of Equity Growth Systems, Inc., a publicly held Delaware corporation.

Charles J. Champion, Jr., Director, Audit Committee Member

     Charles J. Champion, Jr., age 31, graduated from Florida State University in 1988 with a bachelor's degree in political science. Following graduation, he joined the Champion Group of Companies, a family owned enterprise involved in the insurance and financial industries. In 1991, while continuing his association with the Champion Group of Companies, he became a vice president with Sunshine Securities Corporation, a licensed broker dealer in securities and member of the National Association of Securities Dealers, Inc., which he purchased in 1996, at which time it became one of the Champion Group of Companies. He then became Sunshine Securities Corporation's president and its business capabilities were expanded to include practice as a registered investment advisor. Mr. Champion holds a number of insurance and securities licenses, including series 7 and series 24 securities licenses.

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
Anthony Q. Joffe, Director

     Anthony Q. Joffe, age 56, holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts. Subsequent to his graduation, Mr. Joffe was employed as the Quality Control Manager for Cognitronics Corporation, a computer manufacturer, where he was responsible for overseeing the U.S. Air Force compliance testing program as well as normal day-to-day management. In 1967, Mr. Joffe was employed by General Electric as a production engineer in the insulating materials field. In 1970, Mr. Joffe was employed by King's Electronics, a RF coaxial connector manufacturer, where he was responsible for major accounts and guided the field sales force. In 1973, Mr. Joffe was one of the founders and Vice-President of J.S. Love Associates, Inc., a commodity brokerage house no longer in operation (then headquartered in New York City). In 1976, Mr. Joffe formed and served as President and Chief Operating Officer of London Futures, Ltd., a commodity broker with 275 employees in nine offices. London Futures, Ltd. was closed in 1979 and Mr. Joffe moved to Florida. From 1979 until 1986, Mr. Joffe was Vice President of Gramco Holdings, Inc. (and its predecessor companies), a firm which owned and operated a variety of companies. These companies included five cemeteries and funeral homes in Broward County, Florida, a 33 acre marina, a general contracting company, a boat title insurance underwriting firm, three restaurants, a real estate brokerage company, a mortgage brokerage company and a leasing company. His responsibilities involved supervision of the day-to-day operations and new business development. From 1986 to 1991, Mr. Joffe served as consultant and/or principal to a variety of small businesses in the South Florida area. In 1989 Mr. Joffe became President of Windy City Capital Corp., a small publicly traded, reporting company that was originally formed as a "blind pool" for the express purpose of finding an acquisition candidate. Eventually, a reverse merger was consummated with a computer software company from Pennsylvania. Mr. Joffe then took the position of President of Rare Earth Metals, Inc. (and its predecessor companies), a small publicly traded company which purchased Spinecare, Inc., a medical clinic in New York. Spinecare changed its name to Americare Health Group and changed its state of domicile to Delaware. Since March of 1993, Mr. Joffe has performed consulting services for First Commodities, Inc., an Atlanta based commodities firm, and has been involved in fund raising for the Multiple Sclerosis Foundation. He also assisted Digital Interactive Associates and IVDS Partnership with financial affairs in conjunction with their successful bid to the Federal Communications Commission for licenses in the cities of Atlanta, Georgia, Minneapolis/St. Paul, Minnesota, and Kansas City, Missouri. Mr. Joffe served as the interim president of Madison Sports & Entertainment Group, Inc., a publicly held Utah corporation then headquartered in Fort Lauderdale, Florida, from September 1, 1994, until February 16, 1994, at which time he became its vice president and vice chairman, chief operating officer, treasurer and chief financial officer until he resigned in 1996. Since 1996, he has founded a boat financing company and joined NorthStar Capital ("NorthStar") as Managing Director. NorthStar is an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida which specializes in assisting small to mid size private and publicly traded companies with business and financial planning; acquisition and divestiture; financial public relations and market position advice; and, treasury services. Mr. Joffe has, since November of 1998, served as a member of the Board of Directors of Equity Growth Systems, Inc., a publicly held Delaware corporation.

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
 Item 2.  Acquisition or Disposition of Assets

     The Registrant has retained the Yankee Companies to assist it in developing and implementing a new strategic plan. The Yankee Companies has suggested that the Registrant's activities be divided into three different areas. First, that the current operations be segregated in a new subsidiary group, to be presided over by the Registrant's current president. Second, that the Registrant's management and new directors provide consulting services to third parties that desire to attain public trading status by assisting them in preparation of Forms 10 and 10-SB in exchange for securities to be distributed directly by the client issuer to the Registrant's stockholders. Third, that the Registrant acquire operating companies that could benefit from the Registrant's public trading status and from the experience of the Registrant's directors. In addition, Yankees has recommended that the Registrant divest itself of its currently operating subsidiaries in order to obtain required working and development capital and to assure that their current liabilities do not impact its future prospects. In the event that appropriate sales cannot be arranged, Yankees has recommended that the operating subsidiaries be spun out to the Registrant's current stockholders as independent public companies. The Registrant's Board of Directors is considering Yankee's recommendations.

     As a result of the default described in Item 1, the Registrant has discontinued all of its business operations, other that those of its subsidiary, Tech-Tel Communications, Inc.

Item 4.     Changes in Registrant's Certifying Accountant

     On January 21, 1999, Ernst & Young LLP resigned as independent auditors for the Registrant.

     The report of Ernst & Young LLP on the Registrant's financial statements as of September 30, 1997 and for period from June 1, 1997 (date of inception) to September 30, 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the Registrant's financial statements as of September 30, 1997 and for the period from June 1, 1997 (date of inception) to September 30, 1997, and in the subsequent period, there were no disagreements with Ernst & Young LLP in any matters of accounting principles or practices, financial statement disclosure , or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report, the Registrant has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as an exhibit to Form 8-Ka.

     The Registrant has selected the firm of Weinberg & Company, P.A., Certified Public Accountants, of Boca Raton, Florida to replace Ernst & Young LLP.

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
Item 5.Other Events

Business Matters

     On or about September 15, 1998, International Telemedia Associates, Inc., a Georgia corporation ("ITA") with which the Registrant engaged in business through RCP Communications, Inc., a wholly owned subsidiary ("RCP"), defaulted in its obligation to pay RCP approximately $1,800,000 for services rendered to third parties, payment for which was collected by ITA. Thereafter, RCP and two other corporations, Psychic Discovery Network, Inc., a Delaware corporation and BLJ Communications, Inc., a Florida corporation, all creditors of ITA, filed a petition seeking ITA's involuntary bankruptcy. As a result of such default, all of the Registrant's operations were materially affected in a very negative fashion and it is likely that some or all of the Registrant's current business operations will have to be restructured, divested or terminated. In addition, the resulting shortfall in revenue has caused the Registrant to delay payments on its own obligations, reduce personnel and operations. As a consequence of its lack of operating revenue, the Registrant was unable to pay the expenses associated with preparation of its annual audit on a timely basis and consequently, failed to file its annual report on SEC Form 10-KSB on a timely basis. The Registrant's management, together with its newly elected directors and its strategic planning consultant, the Yankee Companies, Inc., are taking steps to retain less costly auditors in order to promptly file the delayed report on SEC Form 10-KSB, as well as to streamline the Registrant's operations and seek new business opportunities.

     As a result of the default described in Item 1, the Registrant has discontinued all of its business operations, other that those of its subsidiary, Tech-Tel Communications, Inc., and as to those, the Registrant is negotiating to dispose of a controlling interest therein in consideration for being released from all liabilities associated therewith.

Litigation

     The  Registrant   recently  retained  Mark  C.  Perry,   Esquire,  of  Fort
Lauderdale, Florida, as litigation counsel. The following information is provided based on Mr. Perry's preliminary observations:

     Current Litigation

     In Madhu Sethi v. Colmena Corporation, Techtel Communications, Inc. and T2U Co., Broward County Circuit Court, Case No: 98-21089 (Brescher), Madhu Sethi, (hereinafter referred to as Madhu), sued the Registrant upon an alleged breach of an employment agreement dated February 18, 1998, seeking $24,068.69 for past wages together with future wages and attorney's fees. The Registrant has various documents which indicate Madhu may have violated his employment agreement by utilizing the corporate American Express card to travel to India for personal reasons and further may have violated the non-competition provisions of the agreement. The Registrant may also have causes of action against Madhu for fraud with regard to sale of Business Technology Systems, Inc (hereinafter referred to as BTS) to the Registrant and with regard to funding received by BTS from Deutsche Financial Services Corporation (DFS). The Registrant's new management has recently contacted Mr. Madhu and it appears possible that these mutual claims may be resolved.

     Deutsche Financial Services Corporation v. Business Technology Systems, Inc., Richard C. Peplin, Jr., and Colmena Corporation, American Arbitration
Association, No. 531490021598 (Columbus, Ohio). This arbitration case is scheduled for mediation on February 17, 1999 in Columbus, Ohio. A position statement is due on February 7, 1999. There is a request for a $1,000.00 deposit for the mediator, Samuel H. Porter, to be made on or before February l, 1999. A request for continuance of this mediation has been made to the American Arbitration Association. The Registrant's President is of the opinion that there may be various defenses to this action. Madhu sold the assets of BTS to a company created by the Registrant and which was to change the name of BTS to Sethi Holding Company thereby allowing the newly formed entity controlled by the Registrant to utilize the name BTS. At this time, it is unclear as to whether or not this was accomplished. The Registrant's president believes that Sethi, subsequent to the closing, may have continued to utilize the name BTS for funding from DFS as well as collateral certificates sent to DFS originated from Sethi utilizing BTS. The Registrant's newly appointed litigation counsel is evaluating the proceeding and will make recommendations to the Board in the near future.

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
     Potential Regulatory Actions:

     In the matter of RCP Communications, Inc.  (Attorney General, State of
Kansas, Consumer Protection Division)   a Subpoena Duces Tecum pursuant to
K.S.A. 50-631  was issued and  responded to by RCP.   No formal complaint has
been filed.

     In the matter of Louisiana Public Service Commission v. RCP Communications, Inc., Enterprise Group, Inc., T2U Communications, and Richard C. Peplin. No formal complaint has been filed, however, the parties have been requested to appear, at an unspecified date, before the Louisiana Public Service Commission by notice dated January 7, 1999.

     On December 9 th and 10, 1998, the president and regulatory affairs manager of T2U Co. (formerly RCP Communications, Inc. and sometimes doing business as RCP Enterprise Group, Inc.), a wholly owned Delaware subsidiary of the Registrants whose sales operations have been discontinued, were asked to testify in a confidential, non-public hearing before staff of the Federal Trade Commission "to determine whether various entities may be engaging or have engaged in unfair or deceptive action, acts or practices in or affecting commerce in violation of Section 5 of the Federal Trade Commission Act, 15 U.S.C., Section 45, or the Commission's [FTC] Trade Regulation Rule pursuant to the Telephone Disclosure and Dispute Resolution Act of 1992, 16
CFR part 308."

     In addition, in response to a Federal Trade Commission Civil Investigative Demand, T2U Co. has produced a substantial number of documents. Should the Federal Trade Commission institute proceedings against the subject subsidiary, allegations could include, among other things, that it engaged in deceptive and/or unfair acts or practices in violation of Section 5 of the Federal Trade Commission Act, 15 U.S.C. 45, by selling prepaid telephone calling cards via direct mail and billing customers through local exchange telephone companies under circumstances whereby many consumers have complained that they never purchased such cards or authorized the charges to their accounts. As monetary relief for any such violations, the Federal Trade Commission could seek consumer redress and disgorgement to the United States Treasury of up to the full amount of money consumers have paid in connection with the prepaid calling card program of T2U Co. (formerly RCP Communications Inc. and sometimes doing busines as RCP Enterprises Group, Inc.),which management estimates to be in excess of$7,275,000 Moreover, the staff of the Federal Trade Commission has, pursuant to a Civil Investigative Demand, subpoenaed a significant number of people, including some not affiliated with T2U, requiring the production of documents and /or testimony. While the investigation has been in progress for a significant period of time and the staff of the Federal Trade Commission has indicated that it will probably recommend proceedings, the Registrant is not in a position to determine whether the FTC will institute proceedings, the defendants to be named in any such proceedings should they be instituted, the scope of any such proceedings should they be instituted, the likelihood of any adverse decision should proceedings be instituted, or the extent of any penalties should they be sought in any proceeding. Registrant's management does not believe that either it or its subsidiary violated any of the foregoing provisions and it would vigorously defend against any action should an action be instituted.

     In Re: The People v. RCP, Communication. On March 19,1998, The State of Illinois filed a complaint for injunctive and other relief. The Complaint alleges that RCP has engaged in unfair and deceptive acts or practices in the conduct of trade and commerce in violation of the Illinois Consumer Fraud and Deceptive Business Practice Act [815 ILCS 5055/1 et seq. (1996)]. RCP is accused of having "purportedly advertised, solicited, offered for sale, sold, and distributed enhanced services to, among others, residents of Sangamon County, Illinois, and billed or caused Illinois consumers to be billed for such services." A proposed final judgment and consent decree was forwarded to the Registrant but has not been signed. The proposed final consent decree is against RCP Enterprises Group, Inc. d/b/a RCP Communications Group and International Telemedia Associates, Inc. and if agreed upon requires a payment of $100,000.00 to the State as well as restitution to every Illinois consumer who was billed for any of RCP's enhanced services.

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
     Litigation by the Registrant

     In re: International Telemedia Associates, Inc., Debtor Chapter 7, Case No:
A98-75533-SWC, Northern District of Georgia, Atlanta Division Bankruptcy Court. On or about September 15, 1998, International Telemedia Associates, Inc., a Georgia corporation ("ITA") with which the Registrant engaged in business through RCP Communications, Inc., a wholly owned subsidiary ("RCP"), defaulted in its obligation to pay RCP approximately $1,800,000 for services rendered to third parties, payment for which was collected by ITA. Thereafter, RCP and two other corporations, Psychic Discovery Network, Inc., a Delaware corporation and BLJ Communications, Inc., a Florida corporation, all creditors of ITA, filed a petition seeking ITA's involuntary bankruptcy. As a result of such default, all of the Registrant's operations were materially affected in a very negative fashion and it is likely that some or all of the Registrant's current business operations will have to be restructured, divested or terminated. Proof of Claim should be filed in this matter. LEC's may seek to recover monies from information providers such as RCP Communications, BW Communications, etc.

     Potential Litigation by the Registrant

     Strategica Service Corporation. Based on agreements between the Registrant and Strategica Group, and its affiliates (collectively "Strategica"), Strategica was to arrange funding required by the Registrant and the Registrant was to pay Strategica monthly fees of $5,000.00 per month for a period of 60 months. Subsequently the agreement was modified to require payment for May 1998 of $5,000.00, June 1998 through May 1999 of $5,000.00 per month and June 1999 through April 2003 at $5,000.00 per month with a $100,000.00 due diligence fee to be paid at a rate of $25,000.00 per month commencing on June 1, 1998. It was further agreed on June 9, 1998 at time of execution to transmit to Strategica Services Corporation an additional $40,000.00 within 2 business days. Strategica never arranged for the promised financing and the Registrant has paid some but not all of the fees called for under the agreements. The Registrant may seek to recover all payments made and pursue claims for damages occasioned, in which case it is possible Strategica would sue for the unpaid fees.

     Purchase and Sale of Stock Agreement between Colmena Corp. and Luis G. Coello. The Registrant paid approximately $300,000 in expenses as an advance to World Long Distance, Inc., Telenet Int'l, Inc., Telecuba and/or Mr. Coello pursuant to the Agreement. The Agreement provided that it be construed pursuant to Florida law and that any controversy would be resolved in arbitration. Further, in the event that the transaction did not close any funds advanced for working capital purposes not to exceed $500,000.00 would be converted into 24 month fully amortized note at 10% interest. The Registrant believes that it has a cause of action to recover the funds advanced.

     Potential Reorganization

     In light of the volume of litigation, potential litigation and regulatory action, the Registrant's recently retained strategic consultant which has discussed with members of the Registrant's Board of Directors, management and legal counsel, the possibility of a reorganization under Chapter 11 of the United States Bankruptcy Code. Such a procedure could consolidate all litigation and, through divestiture through spin out or otherwise of subsidiaries with potential regulatory problems (all of which are currently inactive), the Registrant could protect its assets, recover sums owed by third parties and proceed with new business plans. The Registrant's Board of Directors has such course of action under consideration, but currently prefers to work out settlements, if that course is available.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

     10.1     Yankees Consulting Agreement, page
     16.1 Letter re Change in Certifying Accountant, to be provided by amendment.
     99.b-1 Minutes of Directors Meeting electing new officers and directors, dated January 12, 1999, page

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COLMENA CORP.,
                             A Delaware corporation
                                  (Registrant)

Date: January 29, 1999

                     By: /s/ Richard C. Peplin, Jr
                         --------------------------------
                        /s/  Richard C. Peplin, Jr., President